Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2007, among OWENS CORNING, a Delaware corporation (the “U.S. Borrower”), the Lenders from time to time party hereto, and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

WITNESSETH:

WHEREAS, the U.S. Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented and/or modified from time to time through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders wish to amend certain provisions of the Credit Agreement, as more fully described below;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. Section 9.02(ii) of the Credit Agreement is hereby amended by (i) inserting the text “(including pursuant to a transaction of merger or consolidation)” immediately before the text “, including the Equity Interests”, and (ii) inserting the text “(other than (x) the Equity Interests of any Specified Subsidiary or (y) any assets of a Specified Subsidiary that were assets of such Specified Subsidiary on the First Amendment Effective Date or that were acquired by such Specified Subsidiary in the ordinary course of business after the First Amendment Effective Date, in each case, sold pursuant to this clause (ii))” immediately following the text “of such assets” and immediately following the text “of all assets”, in each case appearing in clause (z) of said Section.

2. Section 11 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

“First Amendment” shall mean the First Amendment to this Agreement, dated as of August 2, 2007.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Specified Subsidiary” shall mean each of Exterior Systems, Inc., Norandex Distribution, Inc., Vytec Corporation and Owens Corning Fabwel, LLC.

II.	Miscellaneous Provisions.

1. In order to induce Lenders to enter into this Amendment, the U.S. Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) both immediately before and immediately after giving effect thereto and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the U.S. Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113 / email address: myip@whitecase.com).

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

OWENS CORNING

By:	/s/ Ralph A. Than
Name:	Ralph A. Than
Title:	Vice President Finance and Treasurer

By:	/s/ Patrick Q. Davis
Name:	Patrick Q. Davis
Title:	Assistant Treasurer

CITIBANK, N.A., individually and as Administrative Agent

By:	/s/ Kevin A. Ego
Name:	Kevin A. Ego
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Citigroup

By:	/s/ Kevin A. Ego
Name:	Kevin A. Ego
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Joseph W. Linder
Name:	Joseph W. Linder
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: THE BANK OF NOVA SCOTIA

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: BANK OF AMERICA, N.A.

By:	/s/ W. Thomas Barnett
Name:	W. Thomas Barnett
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch

By:	/s/ Masakazu Sato
Name:	Masakazu Sato
Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Calyon New York Branch

By:	/s/ Samuel Hill
Name:	Samuel Hill
Title:	Managing Director/Regional Head

By:	/s/ Brian Myers
Name:	Brian Myers
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Comerica Bank

By:	/s/ Jessica M. Migliore
Name:	Jessica M. Migliore
Title:	Account Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Commerzbank AG

By:	/s/ John Marlati
Name:	John Marlati
Title:	Senior Vice President

By:	/s/ Albert Morrow
Name:	Albert Morrow
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Fifth Third Bank

By:	/s/ Brian Jelinski
Name:	Brian Jelinski
Title:	Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: FORTIS Capital Corp.

By:	/s/ Steven D. Silverstein
Name:	Steven D. Silverstein
Title:	Director

By:	/s/ Rainer R. Kraft
Name:	Rainer R. Kraft
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: GOLDMAN SACHS CREDIT PARTNERS, LP

By:	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: JP MORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: KBC Bank, NV

By:	/s/ William Cavanaugh
Name:	William Cavanaugh
Title:	Vice President

By:	/s/ Sandra T. Johnson
Name:	Sandra T. Johnson
Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: LASALLE BANK MIDWEST NATIONAL ASSOCIATION, a national banking association

By:	/s/ Mark D. Wollschlager
Name:	Mark D. Wollschlager
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Mellon Bank, N.A.

By:	/s/ Mark F. Johnston
Name:	Mark F. Johnston
Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Mizuho Corporate Bank, USA

By:	/s/ Hidekatsu Take
Name:	Hidekatsu Take
Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: MORGAN STANLEY BANK

By:	/S/ DANIEL TWENGE
Name:	Daniel Twenge
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: PNC Bank, National Association

By:	/S/ PATRICK FLAHERTY
Name:	Patrick Flaherty
Title:	Credit Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Sumitomo Mitsui Banking Corporation

By:	/s/ Yoshihiro Hyukutome
Name:	Yoshihiro Hyukutome
Title:	General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OWENS CORNING, THE LENDERS PARTY HERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT FOR THE LENDERS

NAME OF INSTITUTION: Wachovia Bank, N.A.

By:	/s/ Leanne S. Phillips
Name:	Leanne S. Phillips
Title:	Director